EXHIBIT 21.1

                            GENESIS BIOVENTURES, INC.
                            (A NEW YORK CORPORATION)

                              LIST OF SUBSIDIARIES
                              --------------------
                              (AS OF APRIL 1, 2002)


Biomedical  Diagnostics,  LLC



                                     E - 73
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